EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS THIRD QUARTER 2017 RESULTS
Comparable RevPAR changed 0.0% for all Hotels
Comparable Hotel EBITDA decreased 3.8% for all Hotels
Completed Refinancing of 17-Hotel Portfolio
Completed Refinancing of Hilton Boston Back Bay
Approximately $13.7 million of Expected Annual Savings from Capital Markets Transactions

DALLAS, November 2, 2017 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2017. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of September 30, 2017 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2017, with the third quarter ended September 30, 2016 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Opportunistic focus on upper-upscale, full-service hotels

•	Targets moderate debt levels of approximately 55 - 60% net debt/gross assets

•	Highly-aligned management team and advisory structure

•	One of the highest long-term total shareholder returns in the industry

•	Attractive dividend yield of approximately 6.8%

•	Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

▪	working capital needs at property and corporate levels

▪	hedging against a downturn in the economy or hotel fundamentals

▪	being prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders was $37.8 million or $0.40 per diluted share for the quarter

•	Comparable RevPAR changed 0.0%, equating to $124.92, during the quarter

•	Comparable RevPAR for all hotels not under renovation increased 0.4% to $126.64 during the quarter

•	Adjusted EBITDA was $100.8 million for the quarter

•	Adjusted funds from operations (AFFO) was $0.30 per diluted share for the quarter

•	The Company’s common stock is currently trading at an approximate 6.8% dividend yield

•	During the quarter, the Company completed a $95 million offering of its 7.50% Series H Preferred Stock

AHT Reports Third Quarter Results

November 2, 2017

•	During the quarter, the Company completed the redemption of its 8.55% Series A Preferred Stock and a partial redemption of its 8.45% Series D Preferred Stock

•	Subsequent to quarter end, the Company announced that it had refinanced its mortgage loan on the Hilton Boston Back Bay

•	Subsequent to quarter end, the Company announced that it had refinanced a mortgage loan on seventeen hotels

•	Capex invested during the quarter was $54 million

UPDATE ON HURRICANES HARVEY & IRMA
The Company’s hotels in the paths of Hurricanes Harvey and Irma did not sustain any significant damage with a few properties sustaining minor damage. All of the Company’s properties are open and operating. All of the Company’s properties have comprehensive property, casualty, flood and business interruption insurance, subject to a maximum $10 million deductible. The Company believes no damage will exceed its coverage caps. For purposes of calculating Adjusted EBITDA and Adjusted Funds From Operations, the Company has added back the uninsured costs relating to the hurricanes.

CAPITAL STRUCTURE
At September 30, 2017, the Company had total assets of $4.7 billion. As of September 30, 2017, the Company had $3.7 billion of mortgage debt. The Company’s total combined debt had a blended average interest rate of 5.7%. After taking into account the recently announced refinancings, the Company’s total combined debt had a blended average interest rate of 5.4%.

On August 16, 2017, the Company announced that it had priced an underwritten public offering of 3,800,000 shares, including the underwriter’s overallotment, of 7.50% Series H Cumulative Preferred Stock at $25.00 per share. Dividends on the Preferred Stock will accrue at a rate of 7.50% per annum on the liquidation preference of $25.00 per share.

On September 18, 2017, the Company redeemed all of its issued and outstanding shares of its 8.55% Series A Cumulative Preferred Stock and 1,564,353 shares of its 8.45% Series D Cumulative Preferred Stock.

Subsequent to quarter end, on October 4, 2017, the Company redeemed 379,036 shares of its 8.45% Series D Cumulative Preferred Stock. Following the redemption of all of the Company’s Series A Preferred Stock and a partial redemption of the Company’s Series D Preferred Stock, the annual preferred dividend savings are expected to be approximately $520,000.

Subsequent to quarter end, on October 30, 2017, the Company announced it had refinanced a mortgage loan, secured by the Hilton Boston Back Bay, with an existing outstanding balance totaling approximately $95 million. The new loan totals $97 million and has a 5-year term. The loan is interest only and provides for a floating interest rate of LIBOR + 2.00%. This refinancing is expected to result in annual interest expense and principal payments savings of approximately $2.8 million.

Subsequent to quarter end, on October 31, 2017, the Company announced it had refinanced a mortgage loan, secured by seventeen hotels, with an existing outstanding balance totaling approximately $413 million. The new loan totals $427 million with a two-year initial term and five one-year extension options subject to the satisfaction of certain conditions. The loan is interest only, provides for a floating interest rate of LIBOR + 3.00%, and contains flexible release provisions for the potential sale of assets. This refinancing is expected to result in annual interest expense savings of approximately $9.8 million. The next hard maturity for the Company is in February 2019.

PORTFOLIO REVPAR
As of September 30, 2017, the portfolio consisted of 120 properties. During the third quarter of 2017, 107 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 120 hotels) and comparable not under renovation basis (107 hotels) is a measure that

AHT Reports Third Quarter Results

November 2, 2017

reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR changed 0.0%, equating to $124.92, for all hotels on a 0.0% increase in ADR and a 0.1% decrease in occupancy

•	Comparable RevPAR increased 0.4% to $126.64 for hotels not under renovation on a 0.3% decrease in ADR and a 0.7% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the 120 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On September 14, 2017, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company's common stock for the third quarter ending September 30, 2017, payable on October 16, 2017, to shareholders of record as of September 30, 2017.

“We continue to see the operational and value-added benefits from our high quality, diverse portfolio,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “This year, we have been able to complete several capital markets transactions that strengthened our balance sheet, are expected to result in over $13.7 million of annual expense savings for our platform, and extended our loan maturity schedule. Looking ahead, we remain committed to maximizing value for our shareholders as we focus on generating superior operating performance and executing on our strategy.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Friday, November 3, 2017, at 11:00 a.m. ET. The number to call for this interactive teleconference is (719) 325-4865. A replay of the conference call will be available through Friday, November 10, 2017, by dialing (719) 457-0820 and entering the confirmation number, 8095589.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2017 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company's web site, www.ahtreit.com on Friday, November 3, 2017, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company's operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. None of FFO, AFFO, EBITDA, or Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should

AHT Reports Third Quarter Results

November 2, 2017

not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's annual net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations ("FFO"), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	September 30, 2017	December 31, 2016
ASSETS
Investments in hotel properties, net	$4,064,555	$4,160,563
Cash and cash equivalents	393,527	347,091
Restricted cash	133,127	144,014
Marketable securities	11,960	53,185
Accounts receivable, net of allowance of $609 and $690, respectively	61,677	44,629
Inventories	4,384	4,530
Investment in securities investment fund	—	50,890
Investment in Ashford Inc.	2,582	5,873
Investment in OpenKey	2,658	2,016
Deferred costs, net	2,845	2,846
Prepaid expenses	24,198	17,578
Derivative assets	1,721	3,614
Other assets	14,225	11,718
Intangible asset, net	9,972	10,061
Due from third-party hotel managers	19,230	13,348
Assets held for sale	—	19,588
Total assets	$4,746,661	$4,891,544

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$3,698,869	$3,723,559
Accounts payable and accrued expenses	153,772	126,986
Dividends and distributions payable	25,520	24,765
Unfavorable management contract liabilities	345	1,380
Due to Ashford Inc., net	13,689	15,716
Due to Ashford Prime OP, net	—	488
Due to related party, net	326	1,001
Due to third-party hotel managers	2,627	2,714
Intangible liabilities, net	15,928	16,195
Derivative liabilities, net	146	—
Other liabilities	18,203	16,548
Liabilities associated with assets held for sale	—	37,047
Total liabilities	3,929,425	3,966,399

Redeemable noncontrolling interests in operating partnership	117,434	132,768
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock 0 and 1,657,206 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	—	17
Series D Cumulative Preferred Stock 7,904,353 and 9,468,706 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	79	95
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at September 30, 2017 and December 31, 2016	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at September 30, 2017 and December 31, 2016	62	62
Series H Cumulative Preferred Stock 3,800,000 and 0 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	38	—
Common stock, $0.01 par value, 400,000,000 shares authorized, 97,416,095 and 96,376,827 shares isssued and outstanding at September 30, 2017 and December 31, 2016, respectively	974	964
Additional paid-in capital	1,783,912	1,764,450
Accumulated deficit	(1,086,071)	(974,015)
Total shareholders' equity of the Company	699,042	791,621
Noncontrolling interests in consolidated entities	760	756
Total equity	699,802	792,377
Total liabilities and equity	$4,746,661	$4,891,544

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
REVENUE
Rooms	$289,017	$300,875	$876,927	$917,396
Food and beverage	48,313	56,206	175,005	188,467
Other	15,006	14,389	43,720	43,213
Total hotel revenue	352,336	371,470	1,095,652	1,149,076
Other	989	461	2,052	1,297
Total revenue	353,325	371,931	1,097,704	1,150,373
EXPENSES
Hotel operating expenses
Rooms	63,950	65,474	188,857	195,769
Food and beverage	37,173	41,086	121,619	129,606
Other expenses	112,421	114,377	337,978	347,126
Management fees	13,027	13,616	40,100	42,191
Total hotel operating expenses	226,571	234,553	688,554	714,692
Property taxes, insurance and other	18,194	17,172	55,293	55,077
Depreciation and amortization	60,135	60,170	185,380	182,411
Impairment charges	1,785	4,922	1,785	4,695
Transaction costs	—	124	11	201
Advisory services fee:
Base advisory fee	8,579	8,576	25,934	25,842
Reimbursable expenses	1,641	1,485	5,800	4,550
Non-cash stock/unit-based compensation	4,392	1,887	7,748	4,535
Corporate general and administrative:
Non-cash stock/unit-based compensation	—	67	565	604
Other general and administrative	2,412	1,901	10,271	5,822
Total operating expenses	323,709	330,857	981,341	998,429
OPERATING INCOME (LOSS)	29,616	41,074	116,363	151,944
Equity in earnings (loss) of unconsolidated entities	(679)	(560)	(3,580)	(4,432)
Interest income	706	92	1,460	229
Gain (loss) on sale of hotel properties	15	1,448	14,024	24,428
Other income (expense), net	(273)	(926)	(3,539)	(4,263)
Interest expense, net of premium amortization	(54,413)	(50,113)	(156,303)	(150,167)
Amortization of loan costs	(2,550)	(5,649)	(10,921)	(18,000)
Write-off of premiums, loan costs and exit fees	—	(972)	(1,629)	(4,913)
Unrealized gain (loss) on marketable securities	(936)	—	(4,813)	—
Unrealized gain (loss) on derivatives	(1,479)	(9,548)	(1,804)	4,248
INCOME (LOSS) BEFORE INCOME TAXES	(29,993)	(25,154)	(50,742)	(926)
Income tax benefit (expense)	1,267	16	507	(1,216)
NET INCOME (LOSS)	(28,726)	(25,138)	(50,235)	(2,142)
(Income) loss from consolidated entities attributable to noncontrolling interest	(22)	(16)	(4)	16
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	6,940	5,009	13,202	2,745
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(21,808)	(20,145)	(37,037)	619
Preferred dividends	(11,440)	(8,875)	(33,352)	(25,856)
Extinguishment of issuance cost upon redemption of preferred stock	(4,507)	(6,124)	(4,507)	(6,124)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(37,755)	$(35,144)	$(74,896)	$(31,361)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.40)	$(0.37)	$(0.80)	$(0.34)
Weighted average common shares outstanding – basic	95,332	94,531	95,169	94,384
Diluted:
Net income (loss) attributable to common stockholders	$(0.40)	$(0.37)	$(0.80)	$(0.34)
Weighted average common shares outstanding – diluted	95,332	94,531	95,169	94,384
Dividends declared per common share:	$0.12	$0.12	$0.36	$0.36

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net income (loss)	$(28,726)	$(25,138)	$(50,235)	$(2,142)
(Income) loss from consolidated entities attributable to noncontrolling interest	(22)	(16)	(4)	16
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	6,940	5,009	13,202	2,745
Net income (loss) attributable to the Company	(21,808)	(20,145)	(37,037)	619
Interest income	(706)	(92)	(1,460)	(229)
Interest expense and amortization of premiums and loan costs, net	56,934	55,732	167,138	168,078
Depreciation and amortization	60,075	60,108	185,197	182,227
Income tax expense (benefit)	(1,271)	(16)	(515)	1,216
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(6,940)	(5,009)	(13,202)	(2,745)
Equity in (earnings) loss of unconsolidated entities	679	85	3,632	959
Company's portion of EBITDA of Ashford Inc.	(384)	165	(20)	(207)
Company's portion of EBITDA of OpenKey	(113)	—	(361)	—
EBITDA available to the Company and OP unitholders	86,466	90,828	303,372	349,918
Amortization of unfavorable contract liabilities	(363)	(543)	(1,151)	(1,629)
Impairment and uninsured hurricane related costs	5,496	4,922	5,496	4,695
(Gain) loss on sale of hotel properties	(15)	(1,448)	(14,024)	(24,428)
Write-off of premiums, loan costs and exit fees	—	972	1,629	4,913
Other (income) expense, net	273	926	3,539	4,263
Transaction, acquisition and management conversion costs	202	778	3,770	1,422
Legal judgment and related legal costs	27	23	4,091	71
Unrealized (gain) loss on marketable securities	936	—	4,813	—
Unrealized (gain) loss on derivatives	1,479	9,548	1,804	(4,248)
Dead deal costs	5	30	9	331
Software implementation costs	—	—	1,034	—
Non-cash stock/unit-based compensation	4,613	2,185	8,751	5,511
Company's portion of (gain) loss of investment in securities investment fund	—	475	(52)	3,473
Company's portion of adjustments to EBITDA of Ashford Inc.	1,703	793	3,752	2,929
Company's portion of adjustments to EBITDA of OpenKey	2	—	4	—
Adjusted EBITDA available to the Company and OP unitholders	$100,824	$109,489	$326,837	$347,221
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net income (loss)	$(28,726)	$(25,138)	$(50,235)	$(2,142)
(Income) loss from consolidated entities attributable to noncontrolling interest	(22)	(16)	(4)	16
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	6,940	5,009	13,202	2,745
Preferred dividends	(11,440)	(8,875)	(33,352)	(25,856)
Extinguishment of issuance cost upon redemption of preferred stock	(4,507)	(6,124)	(4,507)	(6,124)
Net income (loss) attributable to common stockholders	(37,755)	(35,144)	(74,896)	(31,361)
Depreciation and amortization on real estate	60,075	60,108	185,197	182,227
(Gain) loss on sale of hotel properties	(15)	(1,448)	(14,024)	(24,428)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(6,940)	(5,009)	(13,202)	(2,745)
Equity in (earnings) loss of unconsolidated entities	679	85	3,632	959
Impairment charges on real estate	1,785	5,039	1,785	5,039
Company's portion of FFO of Ashford Inc.	(570)	(85)	(3,265)	(597)
Company's portion of FFO of OpenKey	(116)	—	(366)	—
FFO available to common stockholders and OP unitholders	17,143	23,546	84,861	129,094
Extinguishment of issuance cost upon redemption of preferred stock	4,507	6,124	4,507	6,124
Write-off of premiums, loan costs and exit fees	—	972	1,629	4,913
Other impairment charges	—	(117)	—	(344)
Uninsured hurricane related costs	3,711	—	3,711	—
Other (income) expense, net	273	926	3,539	4,263
Transaction, acquisition and management conversion costs	202	778	3,770	1,422
Legal judgment and related legal costs	27	23	4,091	71
Unrealized (gain) loss on marketable securities	936	—	4,813	—
Unrealized (gain) loss on derivatives	1,479	9,548	1,804	(4,248)
Dead deal costs	5	30	9	331
Software implementation costs	—	—	1,034	—
Non-cash stock/unit-based compensation	4,613	2,185	8,751	5,511
Company's portion of (gain) loss of investment in securities investment fund	—	475	(52)	3,473
Company's portion of adjustments to FFO of Ashford Inc.	1,580	793	6,130	2,929
Company's portion of adjustments to FFO of OpenKey	2	—	4	—
Adjusted FFO available to common stockholders and OP unitholders	$34,478	$45,283	$128,601	$153,539
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.30	$0.40	$1.14	$1.35
Weighted average diluted shares	113,777	114,303	113,203	113,788

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
SEPTEMBER 30, 2017
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (14)	Comparable TTM EBITDA Debt Yield
BAML Pool - 17 hotels	December 2017	LIBOR + 5.52%	$—	$412,500	(1)	$412,500	$50,608	12.3%
Morgan Stanley Boston Back Bay - 1 hotel	January 2018	4.38%	94,722	—		94,722	14,893	15.7%
BAML Pool 1 & 2 - 8 hotels	January 2018	LIBOR + 4.95%	—	376,800	(2)	376,800	46,066	12.2%
Morgan Stanley MIP - 5 hotels	February 2018	LIBOR + 4.75%	—	200,000	(3)	200,000	22,565	11.3%
Cantor Commercial Real Estate Memphis - 1 hotel	April 2018	LIBOR + 4.95%	—	33,300	(4)	33,300	4,064	12.2%
Column Financial - 22 hotels	April 2018	LIBOR + 4.39%	—	971,654	(5)(6)(7)	971,654	105,592	10.9%
JPM Lakeway - 1 hotel	May 2018	LIBOR + 5.10%	—	25,100	(8)	25,100	3,220	12.8%
BAML Le Pavillon - 1 hotel	June 2018	LIBOR + 5.10%	—	43,750	(9)	43,750	2,180	5.0%
Morgan Stanley Ann Arbor - 1 hotel	July 2018	LIBOR + 4.15%	—	35,200	(10)	35,200	3,704	10.5%
BAML W Atlanta - 1 hotel	July 2018	LIBOR + 5.10%	—	40,500	(10)	40,500	4,882	12.1%
Morgan Stanley - 8 hotels	July 2018	LIBOR + 4.09%	—	144,000	(10)	144,000	11,137	7.7%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2018	LIBOR + 4.95%	—	12,000	(11)	12,000	1,334	11.1%
Morgan Stanley Pool B - 4 hotels	August 2018	LIBOR + 4.38%	—	52,530	(12)	52,530	7,587	14.4%
Morgan Stanley Pool A - 6 hotels	August 2018	LIBOR + 4.35%	—	280,421	(12)(13)	280,421	36,345	13.0%
JPMorgan Chase - 18 hotels	October 2018	LIBOR + 4.55%	—	450,000	(1)	450,000	63,599	14.1%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,361	—		5,361	1,069	19.9%
BAML Indigo Atlanta - 1 hotel	May 2020	LIBOR + 2.90%	—	16,100	(11)	16,100	2,166	13.5%
GACC Gateway - 1 hotel	November 2020	6.26%	95,638	—		95,638	14,568	15.2%
Aareal Princeton/Nashville - 2 hotels	June 2022	LIBOR + 3.00%	—	164,700		164,700	30,362	18.4%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	54,020	—		54,020	6,532	12.1%
GACC Manchester RI - 1 hotel	January 2024	5.49%	7,028	—		7,028	1,407	20.0%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,258	—		10,258	2,004	19.5%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,559	—		6,559	1,005	15.3%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,288	—		12,288	2,090	17.0%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,561	—		24,561	3,522	14.3%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	66,454	—		66,454	7,864	11.8%
BAML Pool 5 - 2 hotels	February 2025	4.45%	20,304	—		20,304	2,802	13.8%
BAML Pool 3 - 3 hotels	February 2025	4.45%	52,517	—		52,517	8,782	16.7%
Unencumbered hotels			—	—		—	1,983	N/A
Total			$449,710	$3,258,555		$3,708,265	$463,932	12.5%
Percentage			12.1%	87.9%		100.0%
Weighted average interest rate			5.13%	5.81%		5.73%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.

(1)	This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions.

(2)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in January 2017.

(3)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions and a LIBOR floor of 0.20%. The second one-year extension period began in February 2017.

(4)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in April 2017.

(5)	This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in April 2017.

(6)	This mortgage loan had a $20.2 million pay down of principal related to the sale of the Renaissance Portsmouth on February 1, 2017.
(7)    This mortgage loan had a $78.7 million pay down of principal related to the sale of the Crowne Plaza Ravinia on June 29, 2017.

(8)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in May 2017.

(9)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in June 2017.

(10)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in July 2017.

(11)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(12)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in August 2017.

(13)	This mortgage loan had a $20.6 million pay down of principal related to the sale of the Embassy Suites Syracuse on March 6, 2017.
(14)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
SEPTEMBER 30, 2017
(dollars in thousands)
(unaudited)

	2017	2018	2019	2020	2021	Thereafter	Total
Morgan Stanley Boston Back Bay - 1 hotel	$—	$94,226	$—	$—	$—	$—	$94,226
Omni American Bank Ashton - 1 hotel	—	—	5,168	—	—	—	5,168
Morgan Stanley MIP - 5 hotels	—	—	200,000	—	—	—	200,000
Morgan Stanley Pool B - 4 hotels	—	—	52,530	—	—	—	52,530
Morgan Stanley Pool A - 6 hotels	—	—	280,421	—	—	—	280,421
GACC Gateway - 1 hotel	—	—	—	89,886	—	—	89,886
BAML Pool 1 & 2 - 8 hotels	—	—	—	376,800	—	—	376,800
Cantor Commercial Real Estate Memphis - 1 hotel	—	—	—	33,300	—	—	33,300
JPM Lakeway - 1 hotel	—	—	—	25,100	—	—	25,100
BAML Le Pavillon - 1 hotel	—	—	—	43,750	—	—	43,750
Morgan Stanley - 8 hotels	—	—	—	144,000	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	—	—	35,200	—	—	35,200
BAML W Atlanta - 1 hotel	—	—	—	40,500	—	—	40,500
NorthStar HGI Wisconsin Dells - 1 hotel	—	—	—	12,000	—	—	12,000
Column Financial - 22 hotels	—	—	—	—	971,654	—	971,654
BAML Pool - 17 hotels	—	—	—	—	412,500	—	412,500
BAML Indigo Atlanta - 1 hotel	—	—	—	—	—	14,439	14,439
Aareal Princeton/Nashville - 2 hotels	—	—	—	—	—	158,700	158,700
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C - 8 hotels	—	—	—	—	—	90,889	90,889
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,160	44,160
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	—	47,711	47,711
JPMorgan Chase - 18 hotels	—	—	—	—	—	450,000	450,000
Principal due in future periods	$—	$94,226	$538,119	$800,536	$1,384,154	$843,870	$3,660,905
Scheduled amortization payments remaining	1,765	6,136	6,748	8,376	8,519	15,816	47,360
Total indebtedness	$1,765	$100,362	$544,867	$808,912	$1,392,673	$859,686	$3,708,265

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$287,955	$(1)	$287,954	$299,680	$(11,619)	$288,061	(3.91)%	(0.04)%
RevPAR	$124.92	$—	$124.92	$122.74	$(85.02)	$124.97	1.78%	(0.04)%
Occupancy	79.68%	—%	79.68%	79.46%	(74.59)%	79.75%	0.28%	(0.09)%
ADR	$156.77	$—	$156.77	$154.47	$(113.98)	$156.71	1.49%	0.04%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$872,993	$(9,031)	$863,962	$913,363	$(56,804)	$856,559	(4.42)%	0.86%
RevPAR	$125.61	$(82.03)	$126.31	$121.92	$(90.66)	$124.77	3.03%	1.23%
Occupancy	78.57%	(68.65)%	78.73%	78.51%	(76.75)%	78.67%	0.08%	0.08%
ADR	$159.87	$(119.49)	$160.44	$155.30	$(118.11)	$158.61	2.94%	1.15%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$242,940	$(1)	$242,939	$253,656	$(11,619)	$242,037	(4.22)%	0.37%
RevPAR	$126.64	$—	$126.64	$123.43	$(85.02)	$126.17	2.60%	0.37%
Occupancy	80.74%	—%	80.74%	79.84%	(74.59)%	80.21%	1.13%	0.66%
ADR	$156.84	$—	$156.84	$154.60	$(113.98)	$157.29	1.45%	(0.29)%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$723,546	$(9,031)	$714,515	$763,940	$(56,804)	$707,136	(5.29)%	1.04%
RevPAR	$124.69	$(82.03)	$125.52	$120.49	$(90.66)	$123.76	3.49%	1.42%
Occupancy	78.77%	(68.65)%	78.96%	78.40%	(76.75)%	78.59%	0.47%	0.47%
ADR	$158.31	$(119.49)	$158.96	$153.68	$(118.11)	$157.49	3.01%	0.93%
NOTES:

(1)
The above comparable information assumes the 107 hotel properties owned and included in the Company's operations at September 30, 2017, and not under renovation during the three months ended September 30, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include results from the hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	Excluded Hotels Under Renovation:
Embassy Suites Walnut Creek, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Marriott Crystal Gateway, Marriott DFW Airport, Marriott Omaha, Marriott RTP, Marriott San Antonio Plaza, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, SpringHill Suites Kennesaw

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$350,958	$369,943	(5.13)%	$1,090,603	$1,143,970	(4.67)%
Non-comparable adjustments	(5)	(14,327)		(12,481)	(67,804)
Comparable total hotel revenue	$350,953	$355,616	(1.31)%	$1,078,122	$1,076,166	0.18%

Hotel EBITDA	$113,302	$121,975	(7.11)%	$365,253	$384,375	(4.97)%
Non-comparable adjustments	307	(3,892)		(2,342)	(20,553)
Comparable hotel EBITDA	$113,609	$118,083	(3.79)%	$362,911	$363,822	(0.25)%
Hotel EBITDA margin	32.28%	32.97%	(0.69)%	33.49%	33.60%	(0.11)%
Comparable hotel EBITDA margin	32.37%	33.21%	(0.84)%	33.66%	33.81%	(0.15)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$116	$114	1.75%	$283	$270	4.81%
Hotel EBITDA attributable to the Company and OP unitholders	$113,186	$121,861	(7.12)%	$364,970	$384,105	(4.98)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$113,493	$117,969	(3.79)%	$362,628	$363,552	(0.25)%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$292,412	$308,046	(5.08)%	$888,155	$939,674	(5.48)%
Non-comparable adjustments	(5)	(14,327)		(12,481)	(67,804)
Comparable total hotel revenue	$292,407	$293,719	(0.45)%	$875,674	$871,870	0.44%

Hotel EBITDA	$97,274	$104,712	(7.10)%	$301,679	$319,697	(5.64)%
Non-comparable adjustments	307	(3,892)		(2,342)	(20,553)
Comparable hotel EBITDA	$97,581	$100,820	(3.21)%	$299,337	$299,144	0.06%
Hotel EBITDA margin	33.27%	33.99%	(0.72)%	33.97%	34.02%	(0.05)%
Comparable hotel EBITDA margin	33.37%	34.33%	(0.96)%	34.18%	34.31%	(0.13)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$116	$114	1.75%	$283	$270	4.81%
Hotel EBITDA attributable to the Company and OP unitholders	$97,158	$104,598	(7.11)%	$301,396	$319,427	(5.64)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$97,465	$100,706	(3.22)%	$299,054	$298,874	0.06%
NOTES:

(1)
The above comparable information assumes the 107 hotel properties owned and included in the Company's operations at September 30, 2017, and not under renovation during the three months ended September 30, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include results from the hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Embassy Suites Walnut Creek, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Marriott Crystal Gateway, Marriott DFW Airport, Marriott Omaha, Marriott RTP, Marriott San Antonio Plaza, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, SpringHill Suites Kennesaw

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017	2017	2017	2017	2017	2017	2017	2016	2016	2016
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$350,958	$(5)	$350,953	$388,047	$(5,101)	$382,946	$351,598	$(7,375)	$344,223	$339,937	$(10,137)	$329,800
Hotel EBITDA	$113,302	$307	$113,609	$138,477	$(1,315)	$137,162	$113,473	$(1,334)	$112,139	$103,480	$(2,458)	$101,022
Hotel EBITDA margin	32.28%		32.37%	35.69%		35.82%	32.27%		32.58%	30.44%		30.63%

EBITDA % of total TTM	24.2%		24.4%	29.5%		29.6%	24.2%		24.2%	22.1%		21.8%

JV interests in EBITDA	$116	$—	$116	$104	$—	$104	$63	$—	$63	$79	$—	$79

	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
	TTM	TTM	TTM
Total hotel revenue	$1,430,540	$(22,618)	$1,407,922
Hotel EBITDA	$468,732	$(4,800)	$463,932
Hotel EBITDA margin	32.77%		32.95%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$362	$—	$362
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2017	2017	2017	2016	2016	2016	% Variance	% Variance
Atlanta, GA Area	9	1,425	$128.40	$—	$128.40	$121.71	$(84.95)	$134.48	5.5%	(4.5)%
Boston, MA Area	3	915	207.03	—	207.03	205.44	—	205.44	0.8%	0.8%
Dallas / Ft. Worth, TX Area	7	1,518	106.16	—	106.16	106.56	—	106.56	(0.4)%	(0.4)%
Houston, TX Area	3	692	108.41	—	108.41	90.37	—	90.37	20.0%	20.0%
Los Angeles, CA Metro Area	6	1,619	128.06	—	128.06	123.15	(55.74)	134.84	4.0%	(5.0)%
Miami, FL Metro Area	3	587	99.68	—	99.68	93.92	—	93.92	6.1%	6.1%
Minneapolis - St. Paul, MN-WI Area	4	809	139.84	—	139.84	154.01	—	154.01	(9.2)%	(9.2)%
Nashville, TN Area	1	673	207.06	—	207.06	200.26	—	200.26	3.4%	3.4%
New York / New Jersey Metro Area	6	1,741	126.74	—	126.74	124.45	—	124.44	1.8%	1.8%
Orlando, FL Area	3	734	99.86	—	99.86	90.63	—	90.63	10.2%	10.2%
Philadelphia, PA Area	3	648	110.73	—	110.73	122.55	—	122.55	(9.6)%	(9.6)%
San Diego, CA Area	2	410	136.22	—	136.22	136.17	—	136.17	—%	—%
San Francisco - Oakland, CA Metro Area	6	1,368	165.38	—	165.38	159.59	—	159.59	3.6%	3.6%
Tampa, FL Area	3	680	90.67	—	90.67	90.64	—	90.64	—%	—%
Washington D.C. - MD - VA Area	9	2,305	123.84	—	123.84	124.22	(85.92)	126.92	(0.3)%	(2.4)%
Other Areas	52	8,931	112.88	—	112.88	111.65	(99.83)	112.37	1.1%	0.5%
Total Portfolio	120	25,055	$124.92	$—	$124.92	$122.74	$(85.02)	$124.97	1.8%	—%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2017	2017	2017		2016	2016	2016		% Variance	% Variance
Atlanta, GA Area	9	1,425	$5,857	$287	$6,144	5.4%	$8,687	$(1,428)	$7,259	6.2%	(32.6)%	(15.4)%
Boston, MA Area	3	915	8,427	—	8,427	7.4%	8,550	—	8,550	7.2%	(1.4)%	(1.4)%
Dallas / Ft. Worth, TX Area	7	1,518	5,453	—	5,453	4.8%	5,819	(33)	5,786	4.9%	(6.3)%	(5.8)%
Houston, TX Area	3	692	2,641	—	2,641	2.3%	2,278	—	2,278	1.9%	15.9%	15.9%
Los Angeles, CA Metro Area	6	1,619	7,742	—	7,742	6.8%	8,215	(176)	8,039	6.8%	(5.8)%	(3.7)%
Miami, FL Metro Area	3	587	1,269	—	1,269	1.1%	1,103	—	1,103	0.9%	15.0%	15.0%
Minneapolis - St. Paul, MN-WI Area	4	809	4,872	—	4,872	4.3%	5,881	—	5,881	5.0%	(17.2)%	(17.2)%
Nashville, TN Area	1	673	6,294	—	6,294	5.5%	6,138	—	6,138	5.2%	2.5%	2.5%
New York / New Jersey Metro Area	6	1,741	7,829	—	7,829	6.9%	7,927	3	7,930	6.7%	(1.2)%	(1.3)%
Orlando, FL Area	3	734	1,830	—	1,830	1.6%	1,591	—	1,591	1.4%	15.0%	15.0%
Philadelphia, PA Area	3	648	2,383	—	2,383	2.1%	2,645	—	2,645	2.3%	(9.9)%	(9.9)%
San Diego, CA Area	2	410	2,264	—	2,264	2.0%	2,158	—	2,158	1.8%	4.9%	4.9%
San Francisco - Oakland, CA Metro Area	6	1,368	9,378	—	9,378	8.3%	9,354	—	9,354	7.9%	0.3%	0.3%
Tampa, FL Area	3	680	1,564	—	1,564	1.4%	1,763	—	1,763	1.5%	(11.3)%	(11.3)%
Washington D.C. - MD - VA Area	9	2,305	9,320	—	9,320	8.2%	10,710	(442)	10,268	8.7%	(13.0)%	(9.2)%
Other Areas	52	8,931	36,179	20	36,199	31.9%	39,156	(1,816)	37,340	31.6%	(7.6)%	(3.1)%
Total Portfolio	120	25,055	$113,302	$307	$113,609	100.0%	$121,975	$(3,892)	$118,083	100.0%	(7.1)%	(3.8)%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2017	2017	2017	2016	2016	2016	% Variance	% Variance
Atlanta, GA Area	9	1,425	$122.88	$(88.18)	$130.78	$119.68	$(89.40)	$131.97	2.7%	(0.9)%
Boston, MA Area	3	915	178.69	—	178.69	171.23	—	171.23	4.4%	4.4%
Dallas / Ft. Worth, TX Area	7	1,518	111.49	—	111.49	113.41	—	113.41	(1.7)%	(1.7)%
Houston, TX Area	3	692	111.44	—	111.44	104.06	—	104.06	7.1%	7.1%
Los Angeles, CA Metro Area	6	1,619	133.78	—	133.78	128.49	(97.75)	133.82	4.1%	—%
Miami, FL Metro Area	3	587	132.64	—	132.64	133.43	—	133.43	(0.6)%	(0.6)%
Minneapolis - St. Paul, MN-WI Area	4	809	126.49	—	126.49	132.50	—	132.50	(4.5)%	(4.5)%
Nashville, TN Area	1	673	210.56	—	210.56	202.65	—	202.65	3.9%	3.9%
New York / New Jersey Metro Area	6	1,741	117.68	—	117.68	113.60	(85.36)	114.91	3.6%	2.4%
Orlando, FL Area	3	734	113.90	—	113.90	99.67	(91.88)	106.14	14.3%	7.3%
Philadelphia, PA Area	3	648	102.21	—	102.21	106.99	—	106.99	(4.5)%	(4.5)%
San Diego, CA Area	2	410	125.99	—	125.99	123.42	—	123.42	2.1%	2.1%
San Francisco - Oakland, CA Metro Area	6	1,368	158.53	—	158.53	155.93	—	155.93	1.7%	1.7%
Tampa, FL Area	3	680	117.70	—	117.70	115.79	—	115.79	1.6%	1.6%
Washington D.C. - MD - VA Area	9	2,305	141.92	—	141.92	132.96	(74.36)	137.08	6.7%	3.5%
Other Areas	52	8,931	111.44	(56.72)	111.92	110.03	(92.49)	111.16	1.3%	0.7%
Total Portfolio	120	25,055	$125.61	$(82.03)	$126.31	$121.92	$(90.66)	$124.77	3.0%	1.2%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2017	2017	2017		2016	2016	2016		% Variance	% Variance
Atlanta, GA Area	9	1,425	$21,829	$(2,263)	$19,566	5.4%	$25,396	$(5,108)	$20,288	5.6%	(14.1)%	(3.6)%
Boston, MA Area	3	915	20,523	—	20,523	5.7%	19,711	—	19,711	5.4%	4.1%	4.1%
Dallas / Ft. Worth, TX Area	7	1,518	19,236	(33)	19,203	5.3%	20,228	(100)	20,128	5.5%	(4.9)%	(4.6)%
Houston, TX Area	3	692	9,333	—	9,333	2.6%	8,839	—	8,839	2.4%	5.6%	5.6%
Los Angeles, CA Metro Area	6	1,619	26,275	(23)	26,252	7.2%	28,433	(2,989)	25,444	7.0%	(7.6)%	3.2%
Miami, FL Metro Area	3	587	8,936	—	8,936	2.5%	9,334	—	9,334	2.6%	(4.3)%	(4.3)%
Minneapolis - St. Paul, MN-WI Area	4	809	11,749	—	11,749	3.2%	13,047	—	13,047	3.6%	(9.9)%	(9.9)%
Nashville, TN Area	1	673	20,935	—	20,935	5.8%	19,728	—	19,728	5.4%	6.1%	6.1%
New York / New Jersey Metro Area	6	1,741	23,382	—	23,382	6.4%	23,806	(756)	23,050	6.3%	(1.8)%	1.4%
Orlando, FL Area	3	734	8,124	—	8,124	2.2%	13,036	(5,623)	7,413	2.0%	(37.7)%	9.6%
Philadelphia, PA Area	3	648	6,047	—	6,047	1.7%	6,514	—	6,514	1.8%	(7.2)%	(7.2)%
San Diego, CA Area	2	410	5,840	—	5,840	1.6%	5,868	—	5,868	1.6%	(0.5)%	(0.5)%
San Francisco - Oakland, CA Metro Area	6	1,368	26,824	—	26,824	7.4%	26,655	—	26,655	7.3%	0.6%	0.6%
Tampa, FL Area	3	680	9,416	—	9,416	2.6%	9,242	—	9,242	2.5%	1.9%	1.9%
Washington D.C. - MD - VA Area	9	2,305	36,103	(2)	36,101	9.9%	36,831	(927)	35,904	9.9%	(2.0)%	0.6%
Other Areas	52	8,931	110,701	(21)	110,680	30.5%	117,707	(5,050)	112,657	31.0%	(6.0)%	(1.8)%
Total Portfolio	120	25,055	$365,253	$(2,342)	$362,911	100.0%	$384,375	$(20,553)	$363,822	100.0%	(5.0)%	(0.3)%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
SEPTEMBER 30, 2017
(in thousands, except share price)
(unaudited)

September 30, 2017
End of quarter common shares outstanding	97,416
Partnership units outstanding (common share equivalents)*	20,071
Combined common shares and partnership units outstanding	117,487
Common stock price at quarter end	$6.67
Market capitalization at quarter end	$783,639
Series D preferred stock	$197,609
Series F preferred stock	$120,000
Series G preferred stock	$155,000
Series H preferred stock	$95,000
Debt on balance sheet date	$3,708,265
Joint venture partner's share of consolidated debt	$(2,038)
Net working capital (see below)	$(483,802)
Total enterprise value (TEV)	$4,573,673

Ashford Inc. Investment:
Common stock owned at end of quarter	598
Common stock price at quarter end	$60.60
Market value of Ashford Inc. investment	$36,249

Cash and cash equivalents	$393,431
Restricted cash	$132,959
Accounts receivable, net	$60,364
Prepaid expenses	$24,177
Investment in securities	$11,960
Due from third-party hotel managers, net	$16,616
Market value of Ashford Inc. investment	$36,249
Total current assets	$675,756

Accounts payable, net & accrued expenses	$152,420
Dividends and distributions payable	$25,520
Due to affiliates, net	$14,014
Total current liabilities	$191,954

Net working capital**	$483,802
* Total units outstanding = 21.3 million; impacted by current conversion factor.
** Includes the Company's pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2017
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
		Actual	Actual	Actual	Estimated
Courtyard Basking Ridge	235	x	x
Courtyard Columbus Tipton Lakes	90	x
Courtyard Crystal City Reagan Airport	272				x
Courtyard Denver Airport	202				x
Courtyard Gaithersburg	210				x
Embassy Suites Orlando Airport	174				x
Embassy Suites Philadelphia Airport	263				x
Embassy Suites Santa Clara Silicon Valley	257				x
Embassy Suites Walnut Creek	249		x	x	x
Hampton Inn Parsippany	152	x	x
Hampton Inn Pittsburgh Meadow Lands	103	x
Hampton Inn Suites Columbus Easton	145		x
Hilton Boston Back Bay	390	x			x
Hilton Garden Inn Jacksonville	119			x	x
Hilton Garden Inn Wisconsin Dells	128	x
Hilton Tampa Westshore	238		x	x	x
Homewood Suites Pittsburgh Southpointe	148	x	x
Hyatt Regency Savannah	351	x	x
Le Meridien Chambers Minneapolis	60				x
Le Pavillon Hotel	226	x	x
Marriott Crystal Gateway	701	x	x	x	x
Marriott DFW Airport	491			x
Marriott Omaha	300	x	x	x	x
Marriott RTP	225		x	x	x
Marriott San Antonio Plaza	251			x
Marriott Suites Market Center	265	x	x
Renaissance Nashville	673			x	x
Renaissance Palm Springs	410			x	x
Residence Inn Jacksonville	120				x
Residence Inn Lake Buena Vista	210	x
Residence Inn Orlando Sea World	350			x	x
Residence Inn Stillwater	101	x	x
Residence Inn Tampa Downtown	109			x	x
Ritz-Carlton Atlanta	444				x
Sheraton Anchorage	370				x
Sheraton City Center - Indianapolis	378				x
SpringHill Suites Centreville	136				x
SpringHill Suites Kennesaw	90			x	x
Total		14	13	13	24

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2017 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2017	2017	2017	2016	September 30, 2017
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$45,901	$89,279	$45,102	$31,581	$211,863
(Income) loss from consolidated entities attributable to noncontrolling interest	(50)	(42)	2	(32)	(122)
Net income (loss) attributable to the Company	45,851	89,237	45,104	31,549	211,741
Non-property adjustments	1,770	(14,092)	83	5,650	(6,589)
Interest income	(28)	(38)	(32)	(23)	(121)
Interest expense	698	572	482	484	2,236
Amortization of loan costs	37	54	126	124	341
Depreciation and amortization	59,966	60,383	62,509	61,294	244,152
Income tax expense (benefit)	33	6	17	25	81
Non-hotel EBITDA ownership expense	4,925	2,313	5,186	4,345	16,769
Income (loss) from consolidated entities attributable to noncontrolling interests	50	42	(2)	32	122
Hotel EBITDA including amounts attributable to noncontrolling interest	113,302	138,477	113,473	103,480	468,732
Non-comparable adjustments	307	(1,315)	(1,334)	(2,458)	(4,800)
Comparable hotel EBITDA	$113,609	$137,162	$112,139	$101,022	$463,932
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$39,986	$5,915	$45,901	$69	$(74,696)	$(28,726)
(Income) loss from consolidated entities attributable to noncontrolling interest	(50)	—	(50)	—	28	(22)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	6,940	6,940
Net income (loss) attributable to the Company	39,936	5,915	45,851	69	(67,728)	(21,808)
Non-property adjustments	1,703	67	1,770	—	(1,770)	—
Interest income	(28)	—	(28)	—	(678)	(706)
Interest expense	698	—	698	—	53,715	54,413
Amortization of loan cost	37	—	37	—	2,513	2,550
Depreciation and amortization	49,954	10,012	59,966	120	49	60,135
Income tax expense (benefit)	33	—	33	—	(1,300)	(1,267)
Non-hotel EBITDA ownership expense	4,891	34	4,925	7	(4,932)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	50	—	50	—	(50)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	97,274	16,028	113,302	196	(20,181)	93,317
Less: EBITDA adjustments attributable to noncontrolling interest	(66)	—	(66)	—	(27)	(93)
(Income) loss from consolidated entities attributable to noncontrolling interest	(50)	—	(50)	—	50	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(6,940)	(6,940)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	679	679
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(384)	(384)
Company's portion of EBITDA of OpenKey	—	—	—	—	(113)	(113)
Hotel EBITDA attributable to the Company and OP unitholders	$97,158	$16,028	$113,186	$196	$(26,916)	$86,466
Non-comparable adjustments	307	—	307
Comparable hotel EBITDA	$97,581	$16,028	$113,609
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Embassy Suites Walnut Creek, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Marriott Crystal Gateway, Marriott DFW Airport, Marriott Omaha, Marriott RTP, Marriott San Antonio Plaza, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, SpringHill Suites Kennesaw

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$74,345	$14,934	$89,279	$545	$(79,396)	$10,428
(Income) loss from consolidated entities attributable to noncontrolling interest	(42)	—	(42)	—	29	(13)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(231)	(231)
Net income (loss) attributable to the Company	74,303	14,934	89,237	545	(79,598)	10,184
Non-property adjustments	(14,092)	—	(14,092)	—	14,092	—
Interest income	(38)	—	(38)	—	(508)	(546)
Interest expense	572	—	572	—	51,359	51,931
Amortization of loan cost	54	—	54	—	2,971	3,025
Depreciation and amortization	51,516	8,867	60,383	117	47	60,547
Income tax expense (benefit)	6	—	6	—	1,598	1,604
Non-hotel EBITDA ownership expense	2,031	282	2,313	(18)	(2,295)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	42	—	42	—	(42)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	114,394	24,083	138,477	644	(12,376)	126,745
Less: EBITDA adjustments attributable to noncontrolling interest	(62)	—	(62)	—	(26)	(88)
(Income) loss from consolidated entities attributable to noncontrolling interest	(42)	—	(42)	—	42	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	231	231
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,138	2,138
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	720	720
Company's portion of EBITDA of OpenKey	—	—	—	—	(124)	(124)
Hotel EBITDA attributable to the Company and OP unitholders	$114,290	$24,083	$138,373	$644	$(9,395)	$129,622
Non-comparable adjustments	(1,315)	—	(1,315)
Comparable hotel EBITDA	$113,079	$24,083	$137,162
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Embassy Suites Walnut Creek, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Marriott Crystal Gateway, Marriott DFW Airport, Marriott Omaha, Marriott RTP, Marriott San Antonio Plaza, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, SpringHill Suites Kennesaw

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$31,150	$13,952	$45,102	$409	$(77,448)	$(31,937)
(Income) loss from consolidated entities attributable to noncontrolling interest	2	—	2	—	29	31
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	6,493	6,493
Net income (loss) attributable to the Company	31,152	13,952	45,104	409	(70,926)	(25,413)
Non-property adjustments	83	—	83	—	(83)	—
Interest income	(31)	(1)	(32)	—	(176)	(208)
Interest expense	482	—	482	—	49,477	49,959
Amortization of loan cost	126	—	126	—	5,220	5,346
Depreciation and amortization	52,761	9,748	62,509	113	2,076	64,698
Income tax expense (benefit)	17	—	17	—	(865)	(848)
Non-hotel EBITDA ownership expense	5,423	(237)	5,186	5	(5,191)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	(2)	—	(2)	—	2	—
Hotel EBITDA including amounts attributable to noncontrolling interest	90,011	23,462	113,473	527	(20,466)	93,534
Less: EBITDA adjustments attributable to noncontrolling interest	(65)	—	(65)	—	(27)	(92)
(Income) loss from consolidated entities attributable to noncontrolling interest	2	—	2	—	(2)	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(6,493)	(6,493)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	815	815
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(384)	(384)
Company's portion of EBITDA of OpenKey	—	—	—	—	(124)	(124)
Hotel EBITDA attributable to the Company and OP unitholders	$89,948	$23,462	$113,410	$527	$(26,681)	$87,256
Non-comparable adjustments	(1,334)	—	(1,334)
Comparable hotel EBITDA	$88,677	$23,462	$112,139
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Embassy Suites Walnut Creek, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Marriott Crystal Gateway, Marriott DFW Airport, Marriott Omaha, Marriott RTP, Marriott San Antonio Plaza, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, SpringHill Suites Kennesaw

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$22,381	$9,200	$31,581	$162	$(88,383)	$(56,640)
(Income) loss from consolidated entities attributable to noncontrolling interest	(32)	—	(32)	—	30	(2)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	9,738	9,738
Net income (loss) attributable to the Company	22,349	9,200	31,549	162	(78,615)	(46,904)
Non-property adjustments	5,650	—	5,650	—	(5,650)	—
Interest income	(22)	(1)	(23)	—	(79)	(102)
Interest expense	484	—	484	—	49,219	49,703
Amortization of loan cost	124	—	124	—	5,973	6,097
Depreciation and amortization	52,168	9,126	61,294	109	49	61,452
Income tax expense (benefit)	25	—	25	—	291	316
Non-hotel EBITDA ownership expense	4,481	(136)	4,345	(7)	(4,338)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	32	—	32	—	(32)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	85,291	18,189	103,480	264	(33,182)	70,562
Less: EBITDA adjustments attributable to noncontrolling interest	(47)	—	(47)	—	(43)	(90)
(Income) loss from consolidated entities attributable to noncontrolling interest	(32)	—	(32)	—	32	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(9,738)	(9,738)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(107)	(107)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	387	387
Company's portion of EBITDA of OpenKey	—	—	—	—	(109)	(109)
Hotel EBITDA attributable to the Company and OP unitholders	$85,212	$18,189	$103,401	$264	$(42,760)	$60,905
Non-comparable adjustments	(2,458)	—	(2,458)
Comparable hotel EBITDA	$82,833	$18,189	$101,022
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Embassy Suites Walnut Creek, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Marriott Crystal Gateway, Marriott DFW Airport, Marriott Omaha, Marriott RTP, Marriott San Antonio Plaza, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, SpringHill Suites Kennesaw

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$47,721	$8,022	$55,743	$241	$(81,122)	$(25,138)
(Income) loss from consolidated entities attributable to noncontrolling interest	(45)	—	(45)	—	29	(16)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	4,151	4,151
Net income (loss) attributable to the Company	47,676	8,022	55,698	241	(76,942)	(21,003)
Non-property adjustments	3,591	—	3,591	—	(3,591)	—
Interest income	(10)	(1)	(11)	—	(81)	(92)
Interest expense	479	—	479	—	49,634	50,113
Amortization of loan cost	121	—	121	—	5,528	5,649
Depreciation and amortization	51,181	8,839	60,020	101	49	60,170
Income tax expense (benefit)	15	—	15	—	(31)	(16)
Non-hotel EBITDA ownership expense	1,614	403	2,017	51	(2,068)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	45	—	45	—	(45)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	104,712	17,263	121,975	393	(27,547)	94,821
Less: EBITDA adjustments attributable to noncontrolling interest	(69)	—	(69)	—	(23)	(92)
(Income) loss from consolidated entities attributable to noncontrolling interest	(45)	—	(45)	—	45	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(4,151)	(4,151)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	85	85
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	165	165
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$104,598	$17,263	$121,861	$393	$(31,426)	$90,828
Non-comparable adjustments	(3,892)	—	(3,892)
Comparable hotel EBITDA	$100,820	$17,263	$118,083
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Embassy Suites Walnut Creek, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Marriott Crystal Gateway, Marriott DFW Airport, Marriott Omaha, Marriott RTP, Marriott San Antonio Plaza, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, SpringHill Suites Kennesaw

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$145,482	$34,801	$180,283	$1,023	$(231,541)	$(50,235)
(Income) loss from consolidated entities attributable to noncontrolling interest	(90)	—	(90)	—	86	(4)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	13,202	13,202
Net income (loss) attributable to the Company	145,392	34,801	180,193	1,023	(218,253)	(37,037)
Non-property adjustments	(12,306)	67	(12,239)	—	12,239	—
Interest income	(97)	(1)	(98)	—	(1,362)	(1,460)
Interest expense	1,752	—	1,752	—	154,551	156,303
Amortization of loan cost	217	—	217	—	10,704	10,921
Depreciation and amortization	154,231	28,627	182,858	350	2,172	185,380
Income tax expense (benefit)	56	—	56	—	(563)	(507)
Non-hotel EBITDA ownership expense	12,345	79	12,424	(6)	(12,418)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	90	—	90	—	(90)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	301,680	63,573	365,253	1,367	(53,020)	313,600
Less: EBITDA adjustments attributable to noncontrolling interest	(193)	—	(193)	—	(84)	(277)
(Income) loss from consolidated entities attributable to noncontrolling interest	(90)	—	(90)	—	90	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(13,202)	(13,202)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	3,632	3,632
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(20)	(20)
Company's portion of EBITDA of OpenKey	—	—	—	—	(361)	(361)
Hotel EBITDA attributable to the Company and OP unitholders	$301,397	$63,573	$364,970	$1,367	$(62,965)	$303,372
Non-comparable adjustments	(2,342)	—	(2,342)
Comparable hotel EBITDA	$299,338	$63,573	$362,911
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Embassy Suites Walnut Creek, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Marriott Crystal Gateway, Marriott DFW Airport, Marriott Omaha, Marriott RTP, Marriott San Antonio Plaza, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, SpringHill Suites Kennesaw

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$176,821	$38,399	$215,220	$1,071	$(218,433)	$(2,142)
(Income) loss from consolidated entities attributable to noncontrolling interest	(72)	—	(72)	—	88	16
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	1,887	1,887
Net income (loss) attributable to the Company	176,749	38,399	215,148	1,071	(216,458)	(239)
Non-property adjustments	(19,389)	—	(19,389)	—	19,389	—
Interest income	(31)	(4)	(35)	—	(194)	(229)
Interest expense	1,414	—	1,414	—	148,753	150,167
Amortization of loan cost	359	—	359	—	17,641	18,000
Depreciation and amortization	155,497	26,423	181,920	345	146	182,411
Income tax expense (benefit)	60	—	60	—	1,156	1,216
Non-hotel EBITDA ownership expense	4,967	(141)	4,826	52	(4,878)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	72	—	72	—	(72)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	319,698	64,677	384,375	1,468	(34,517)	351,326
Less: EBITDA adjustments attributable to noncontrolling interest	(198)	—	(198)	—	(75)	(273)
(Income) loss from consolidated entities attributable to noncontrolling interest	(72)	—	(72)	—	72	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(1,887)	(1,887)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	959	959
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(207)	(207)
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$319,428	$64,677	$384,105	$1,468	$(35,655)	$349,918
Non-comparable adjustments	(20,553)	—	(20,553)
Comparable hotel EBITDA	$299,145	$64,677	$363,822
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Embassy Suites Walnut Creek, Hilton Garden Inn Jacksonville, Hilton Tampa Westshore, Marriott Crystal Gateway, Marriott DFW Airport, Marriott Omaha, Marriott RTP, Marriott San Antonio Plaza, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Orlando Sea World, Residence Inn Tampa Downtown, SpringHill Suites Kennesaw

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$3,126	$4,824	$2,073	$(620)	$3,196	$(1,171)	$2,397	$4,761	$3,604
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,126	4,824	2,073	(620)	3,196	(1,171)	2,397	4,761	3,604
Non-property adjustments	(16)	—	—	451	—	266	—	—	—
Interest income	—	—	(1)	—	(1)	—	(6)	—	(2)
Interest expense	170	—	—	—	—	—	—	—	—
Amortization of loan costs	37	—	—	—	—	—	—	—	—
Depreciation and amortization	2,519	3,543	3,215	1,645	4,355	1,730	2,458	1,523	4,185
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	21	60	166	1,165	192	444	23	10	42
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,857	8,427	5,453	2,641	7,742	1,269	4,872	6,294	7,829
Non-comparable adjustments	287	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,144	$8,427	$5,453	$2,641	$7,742	$1,269	$4,872	$6,294	$7,829

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$99	$904	$1,279	$6,772	$(423)	$3,335	$11,745	$45,901
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(50)	(50)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	99	904	1,279	6,772	(423)	3,335	11,695	45,851
Non-property adjustments	43	—	—	—	64	—	962	1,770
Interest income	(2)	—	—	(5)	—	(4)	(7)	(28)
Interest expense	—	—	—	—	—	—	528	698
Amortization of loan costs	—	—	—	—	—	—	—	37
Depreciation and amortization	1,595	1,459	955	2,579	1,661	6,304	20,240	59,966
Income tax expense (benefit)	—	—	—	—	—	—	33	33
Non-hotel EBITDA ownership expense	95	20	30	32	262	(315)	2,678	4,925
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	50	50
Hotel EBITDA including amounts attributable to noncontrolling interest	1,830	2,383	2,264	9,378	1,564	9,320	36,179	113,302
Non-comparable adjustments	—	—	—	—	—	—	20	307
Comparable hotel EBITDA	$1,830	$2,383	$2,264	$9,378	$1,564	$9,320	$36,199	$113,609
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$4,898	$4,998	$3,198	$528	$3,912	$(445)	$3,398	$3,714	$3,404
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	4,898	4,998	3,198	528	3,912	(445)	3,398	3,714	3,404
Non-property adjustments	15	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	(2)
Interest expense	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	3,650	3,399	2,781	1,713	4,307	1,474	2,462	2,382	4,371
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	124	153	(160)	37	(4)	74	21	42	154
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	8,687	8,550	5,819	2,278	8,215	1,103	5,881	6,138	7,927
Non-comparable adjustments	(1,428)	—	(33)	—	(176)	—	—	—	3
Comparable hotel EBITDA	$7,259	$8,550	$5,786	$2,278	$8,039	$1,103	$5,881	$6,138	$7,930

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$445	$1,253	$1,102	$7,020	$558	$437	$17,323	$55,743
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(45)	(45)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	445	1,253	1,102	7,020	558	437	17,278	55,698
Non-property adjustments	159	—	—	—	—	5,039	(1,622)	3,591
Interest income	(1)	—	—	(1)	—	(2)	(5)	(11)
Interest expense	—	—	—	—	—	—	479	479
Amortization of loan costs	—	—	—	—	—	—	121	121
Depreciation and amortization	1,038	1,398	1,050	2,200	1,106	5,442	21,247	60,020
Income tax expense (benefit)	—	—	—	—	—	—	15	15
Non-hotel EBITDA ownership expense	(50)	(6)	6	135	99	(206)	1,598	2,017
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	45	45
Hotel EBITDA including amounts attributable to noncontrolling interest	1,591	2,645	2,158	9,354	1,763	10,710	39,156	121,975
Non-comparable adjustments	—	—	—	—	—	(442)	(1,816)	(3,892)
Comparable hotel EBITDA	$1,591	$2,645	$2,158	$9,354	$1,763	$10,268	$37,340	$118,083
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$25,304	$10,068	$8,970	$2,414	$13,137	$(1,450)	$4,152	$15,716	$10,354
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	25,304	10,068	8,970	2,414	13,137	(1,450)	4,152	15,716	10,354
Non-property adjustments	(14,109)	—	—	451	—	266	—	—	—
Interest income	(12)	—	(3)	—	(3)	—	(30)	—	(6)
Interest expense	237	—	—	—	—	—	—	—	—
Amortization of loan costs	49	—	—	—	—	—	—	—	—
Depreciation and amortization	10,122	10,404	9,362	5,233	12,832	5,205	7,562	5,174	12,614
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	238	51	907	1,235	309	4,915	65	45	420
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	21,829	20,523	19,236	9,333	26,275	8,936	11,749	20,935	23,382
Non-comparable adjustments	(2,263)	—	(33)	—	(23)	—	—	—	—
Comparable hotel EBITDA	$19,566	$20,523	$19,203	$9,333	$26,252	$8,936	$11,749	$20,935	$23,382

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$3,509	$1,681	$2,792	$19,530	$4,761	$18,271	$41,074	$180,283
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(90)	(90)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,509	1,681	2,792	19,530	4,761	18,271	40,984	180,193
Non-property adjustments	43	—	—	—	64	—	1,046	(12,239)
Interest income	(5)	—	—	(14)	—	(12)	(13)	(98)
Interest expense	—	—	—	—	—	—	1,515	1,752
Amortization of loan costs	—	—	—	—	—	—	168	217
Depreciation and amortization	4,470	4,275	2,982	7,170	4,374	18,672	62,407	182,858
Income tax expense (benefit)	—	—	—	—	—	—	56	56
Non-hotel EBITDA ownership expense	107	91	66	138	217	(828)	4,448	12,424
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	90	90
Hotel EBITDA including amounts attributable to noncontrolling interest	8,124	6,047	5,840	26,824	9,416	36,103	110,701	365,253
Non-comparable adjustments	—	—	—	—	—	(2)	(21)	(2,342)
Comparable hotel EBITDA	$8,124	$6,047	$5,840	$26,824	$9,416	$36,101	$110,680	$362,911
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$17,848	$9,474	$11,893	$3,556	$14,554	$4,738	$5,673	$12,750	$15,538
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	17,848	9,474	11,893	3,556	14,554	4,738	5,673	12,750	15,538
Non-property adjustments	(4,000)	—	—	—	—	—	—	—	(5,482)
Interest income	—	—	—	—	—	—	(1)	—	(6)
Interest expense	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	11,134	9,914	8,444	5,179	13,932	4,183	7,330	6,937	13,415
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	414	323	(109)	104	(53)	413	45	41	341
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	25,396	19,711	20,228	8,839	28,433	9,334	13,047	19,728	23,806
Non-comparable adjustments	(5,108)	—	(100)	—	(2,989)	—	—	—	(756)
Comparable hotel EBITDA	$20,288	$19,711	$20,128	$8,839	$25,444	$9,334	$13,047	$19,728	$23,050

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$21,642	$2,412	$2,687	$19,205	$5,519	$16,689	$51,042	$215,220
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(72)	(72)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	21,642	2,412	2,687	19,205	5,519	16,689	50,970	215,148
Non-property adjustments	(13,438)	—	—	—	—	5,039	(1,508)	(19,389)
Interest income	(5)	—	—	(4)	—	(9)	(10)	(35)
Interest expense	—	—	—	—	—	—	1,414	1,414
Amortization of loan costs	—	—	—	—	—	—	359	359
Depreciation and amortization	4,546	4,096	3,150	7,162	3,537	15,790	63,171	181,920
Income tax expense (benefit)	—	—	—	—	—	—	60	60
Non-hotel EBITDA ownership expense	291	6	31	292	186	(678)	3,179	4,826
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	72	72
Hotel EBITDA including amounts attributable to noncontrolling interest	13,036	6,514	5,868	26,655	9,242	36,831	117,707	384,375
Non-comparable adjustments	(5,623)	—	—	—	—	(927)	(5,050)	(20,553)
Comparable hotel EBITDA	$7,413	$6,514	$5,868	$26,655	$9,242	$35,904	$112,657	$363,822
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended September 30, 2017
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$23,490	$8,803	$(201)	$49,601	$454	$(1,600)	$379	$(349)	$2,026	$2,184	$11,676
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	23,490	8,803	(201)	49,601	454	(1,600)	379	(349)	2,026	2,184	11,676
Non-property adjustments	65	—	—	(4,782)	6	—	—	—	—	—	4,650
Interest income	(44)	(12)	—	(12)	—	—	—	—	—	—	—
Interest expense	2	—	1,974	—	—	—	236	24	—	—	—
Amortization of loan costs	—	—	292	—	—	—	49	—	—	—	—
Depreciation and amortization	21,157	13,531	1,901	62,061	2,489	3,143	1,469	11,161	1,671	2,692	18,191
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	1,396	243	98	3,036	271	637	33	301	7	6	2,327
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	46,066	22,565	4,064	109,904	3,220	2,180	2,166	11,137	3,704	4,882	36,844
Non-comparable adjustments	—	—	—	(4,312)	—	—	—	—	—	—	(499)
Comparable hotel EBITDA	$46,066	$22,565	$4,064	$105,592	$3,220	$2,180	$2,166	$11,137	$3,704	$4,882	$36,345

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$2,928	$15,518	$9,289	$20,578	$425	$35,721	$571	$6,105	$3,188	$1,003	$537
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(77)
Net income (loss) attributable to the Company	2,928	15,518	9,289	20,578	425	35,721	571	6,105	3,188	1,003	460
Non-property adjustments	223	393	—	—	—	—	—	—	—	69	—
Interest income	—	(8)	—	—	—	(14)	—	—	(24)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,194	27,277	5,374	9,683	912	27,326	492	9,610	3,359	838	922
Income tax expense (benefit)	—	—	—	—	—	104	—	—	—	—	(36)
Non-hotel EBITDA ownership expense	242	7,428	230	101	(3)	462	6	(1,147)	9	94	(16)
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	77
Hotel EBITDA including amounts attributable to noncontrolling interest	7,587	50,608	14,893	30,362	1,334	63,599	1,069	14,568	6,532	2,004	1,407
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,587	$50,608	$14,893	$30,362	$1,334	$63,599	$1,069	$14,568	$6,532	$2,004	$1,407

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 -5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$340	$3,264	$1,532	$2,145	$4,452	$2,145	$7,513	$(41)	$(77)	$(1,736)	$211,863
(Income) loss from consolidated entities attributable to noncontrolling interest	(45)	—	—	—	—	—	—	—	—	—	(122)
Net income (loss) attributable to the Company	295	3,264	1,532	2,145	4,452	2,145	7,513	(41)	(77)	(1,736)	211,741
Non-property adjustments	—	127	—	—	17	—	(7,506)	32	82	35	(6,589)
Interest income	—	—	—	—	(5)	—	—	—	—	(2)	(121)
Interest expense	—	—	—	—	—	—	—	—	—	—	2,236
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	341
Depreciation and amortization	643	4,007	526	1,339	4,256	639	—	—	—	3,289	244,152
Income tax expense (benefit)	13	—	—	—	—	—	—	—	—	—	81
Non-hotel EBITDA ownership expense	9	466	32	38	63	18	1	2	(17)	396	16,769
Income (loss) from consolidated entities attributable to noncontrolling interests	45	—	—	—	—	—	—	—	—	—	122
Hotel EBITDA including amounts attributable to noncontrolling interest	1,005	7,864	2,090	3,522	8,783	2,802	8	(7)	(12)	1,982	468,732
Non-comparable adjustments	—	—	—	—	—	—	(8)	7	12	—	(4,800)
Comparable hotel EBITDA	$1,005	$7,864	$2,090	$3,522	$8,783	$2,802	$—	$—	$—	$1,982	$463,932
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$4,968	$4,050	$(144)	$7,600	$418	$(923)	$(120)	$407	$877	$690	$3,043
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	4,968	4,050	(144)	7,600	418	(923)	(120)	407	877	690	3,043
Non-property adjustments	290	—	—	180	6	—	—	—	—	—	514
Interest income	(14)	—	—	—	—	—	—	—	—	—	—
Interest expense	1	—	525	—	—	—	169	3	—	—	—
Amortization of loan costs	—	—	—	—	—	—	37	—	—	—	—
Depreciation and amortization	5,327	3,581	483	14,429	634	639	379	2,642	284	436	4,446
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	890	31	47	1,163	58	191	2	58	(2)	6	502
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,462	7,662	911	23,372	1,116	(93)	467	3,110	1,159	1,132	8,505
Non-comparable adjustments	—	—	—	287	—	—	—	—	—	—	20
Comparable hotel EBITDA	$11,462	$7,662	$911	$23,659	$1,116	$(93)	$467	$3,110	$1,159	$1,132	$8,525

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$826	$2,085	$3,162	$4,811	$380	$9,440	$47	$705	$1,359	$222	$208
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(30)
Net income (loss) attributable to the Company	826	2,085	3,162	4,811	380	9,440	47	705	1,359	222	178
Non-property adjustments	—	528	—	—	—	—	—	—	—	69	—
Interest income	—	(2)	—	—	—	(4)	—	—	(6)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,088	7,000	1,462	2,155	230	6,954	127	2,560	847	220	233
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	70	1,401	56	2	(3)	87	1	(339)	1	49	2
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	30
Hotel EBITDA including amounts attributable to noncontrolling interest	1,984	11,012	4,680	6,968	607	16,477	175	2,926	2,201	560	443
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,984	$11,012	$4,680	$6,968	$607	$16,477	$175	$2,926	$2,201	$560	$443

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 -5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$144	$(24)	$405	$644	$642	$529	$—	$—	$—	$(550)	$45,901
(Income) loss from consolidated entities attributable to noncontrolling interest	(20)	—	—	—	—	—	—	—	—	—	(50)
Net income (loss) attributable to the Company	124	(24)	405	644	642	529	—	—	—	(550)	45,851
Non-property adjustments	—	127	—	—	17	—	—	—	—	39	1,770
Interest income	—	—	—	—	(2)	—	—	—	—	—	(28)
Interest expense	—	—	—	—	—	—	—	—	—	—	698
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	37
Depreciation and amortization	148	1,052	163	323	1,156	142	—	—	—	826	59,966
Income tax expense (benefit)	33	—	—	—	—	—	—	—	—	—	33
Non-hotel EBITDA ownership expense	1	392	11	14	40	4	—	—	—	190	4,925
Income (loss) from consolidated entities attributable to noncontrolling interests	20	—	—	—	—	—	—	—	—	—	50
Hotel EBITDA including amounts attributable to noncontrolling interest	326	1,547	579	981	1,853	675	—	—	—	505	113,302
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	307
Comparable hotel EBITDA	$326	$1,547	$579	$981	$1,853	$675	$—	$—	$—	$505	$113,609
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$6,809	$3,598	$448	$31,227	$220	$(355)	$28	$356	$710	$522	$6,540
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	6,809	3,598	448	31,227	220	(355)	28	356	710	522	6,540
Non-property adjustments	—	—	—	(14,093)	—	—	—	—	—	—	1
Interest income	(14)	(1)	—	(12)	—	—	—	—	—	—	—
Interest expense	—	—	502	—	—	—	67	3	—	—	—
Amortization of loan costs	—	—	42	—	—	—	12	—	—	—	—
Depreciation and amortization	5,224	3,400	478	14,890	627	821	368	2,914	444	757	4,474
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	221	51	45	1,130	164	166	4	74	5	5	—
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	12,240	7,048	1,515	33,142	1,011	632	479	3,347	1,159	1,284	11,015
Non-comparable adjustments	—	—	—	(1,180)	—	—	—	—	—	—	(132)
Comparable hotel EBITDA	$12,240	$7,048	$1,515	$31,962	$1,011	$632	$479	$3,347	$1,159	$1,284	$10,883

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$1,093	$7,084	$3,935	$7,412	$85	$10,550	$183	$2,954	$1,055	$323	$147
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(21)
Net income (loss) attributable to the Company	1,093	7,084	3,935	7,412	85	10,550	183	2,954	1,055	323	126
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	(2)	—	—	—	(4)	—	—	(4)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,062	6,844	1,456	1,937	262	6,810	127	2,481	840	197	233
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	8	402	4	105	(13)	92	3	(326)	3	4	3
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	21
Hotel EBITDA including amounts attributable to noncontrolling interest	2,163	14,328	5,395	9,454	334	17,448	313	5,109	1,894	524	383
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,163	$14,328	$5,395	$9,454	$334	$17,448	$313	$5,109	$1,894	$524	$383

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 -5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$147	$1,051	$498	$625	$1,317	$645	$9	$(8)	$2	$69	$89,279
(Income) loss from consolidated entities attributable to noncontrolling interest	(21)	—	—	—	—	—	—	—	—	—	(42)
Net income (loss) attributable to the Company	126	1,051	498	625	1,317	645	9	(8)	2	69	89,237
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(14,092)
Interest income	—	—	—	—	(1)	—	—	—	—	—	(38)
Interest expense	—	—	—	—	—	—	—	—	—	—	572
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	54
Depreciation and amortization	158	1,064	140	327	1,053	146	—	—	—	849	60,383
Income tax expense (benefit)	6	—	—	—	—	—	—	—	—	—	6
Non-hotel EBITDA ownership expense	3	55	10	10	9	7	—	—	—	69	2,313
Income (loss) from consolidated entities attributable to noncontrolling interests	21	—	—	—	—	—	—	—	—	—	42
Hotel EBITDA including amounts attributable to noncontrolling interest	314	2,170	648	962	2,378	798	9	(8)	2	987	138,477
Non-comparable adjustments	—	—	—	—	—	—	(9)	8	(2)	—	(1,315)
Comparable hotel EBITDA	$314	$2,170	$648	$962	$2,378	$798	$—	$—	$—	$987	$137,162
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2017
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$6,449	$87	$(146)	$10,724	$49	$(165)	$304	$(749)	$82	$532	$4,645
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	6,449	87	(146)	10,724	49	(165)	304	(749)	82	532	4,645
Non-property adjustments	—	—	—	43	—	—	—	—	—	—	40
Interest income	(10)	(11)	—	—	—	—	—	—	—	—	—
Interest expense	1	—	478	—	—	—	—	3	—	—	—
Amortization of loan costs	—	—	126	—	—	—	—	—	—	—	—
Depreciation and amortization	5,387	3,354	473	16,294	624	923	364	2,872	473	750	4,508
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	37	69	3	154	20	167	10	37	2	14	711
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,864	3,499	934	27,215	693	925	678	2,163	557	1,296	9,904
Non-comparable adjustments	—	—	—	(1,243)	—	—	—	—	—	—	(76)
Comparable hotel EBITDA	$11,864	$3,499	$934	$25,972	$693	$925	$678	$2,163	$557	$1,296	$9,828

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$805	$3,974	$76	$4,614	$(96)	$8,554	$135	$1,319	$(51)	$282	$24
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(3)
Net income (loss) attributable to the Company	805	3,974	76	4,614	(96)	8,554	135	1,319	(51)	282	21
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	(2)	—	—	—	(3)	—	—	(3)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,044	6,827	1,288	2,688	215	6,822	123	2,458	837	207	231
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	29	3,958	22	21	15	123	1	(235)	1	4	2
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	3
Hotel EBITDA including amounts attributable to noncontrolling interest	1,878	14,757	1,386	7,323	134	15,496	259	3,542	784	493	257
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,878	$14,757	$1,386	$7,323	$134	$15,496	$259	$3,542	$784	$493	$257

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 -5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$(21)	$1,496	$357	$421	$1,649	$484	$14	$1	$4	$(751)	$45,102
(Income) loss from consolidated entities attributable to noncontrolling interest	5	—	—	—	—	—	—	—	—	—	2
Net income (loss) attributable to the Company	(16)	1,496	357	421	1,649	484	14	1	4	(751)	45,104
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	83
Interest income	—	—	—	—	(1)	—	—	—	—	(2)	(32)
Interest expense	—	—	—	—	—	—	—	—	—	—	482
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	126
Depreciation and amortization	168	1,057	114	342	1,060	159	—	—	—	847	62,509
Income tax expense (benefit)	17	—	—	—	—	—	—	—	—	—	17
Non-hotel EBITDA ownership expense	2	2	5	7	7	4	1	1	(6)	(2)	5,186
Income (loss) from consolidated entities attributable to noncontrolling interests	(5)	—	—	—	—	—	—	—	—	—	(2)
Hotel EBITDA including amounts attributable to noncontrolling interest	166	2,555	476	770	2,715	647	15	2	(2)	92	113,473
Non-comparable adjustments	—	—	—	—	—	—	(15)	(2)	2	—	(1,334)
Comparable hotel EBITDA	$166	$2,555	$476	$770	$2,715	$647	$—	$—	$—	$92	$112,139
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2016
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$5,264	$1,068	$(359)	$50	$(233)	$(157)	$167	$(363)	$357	$440	$(2,552)
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	5,264	1,068	(359)	50	(233)	(157)	167	(363)	357	440	(2,552)
Non-property adjustments	(225)	—	—	9,088	—	—	—	—	—	—	4,095
Interest income	(6)	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	469	—	—	—	—	15	—	—	—
Amortization of loan costs	—	—	124	—	—	—	—	—	—	—	—
Depreciation and amortization	5,219	3,196	467	16,448	604	760	358	2,733	470	749	4,763
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	248	92	3	589	29	113	17	132	2	(19)	1,114
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,500	4,356	704	26,175	400	716	542	2,517	829	1,170	7,420
Non-comparable adjustments	—	—	—	(2,176)	—	—	—	—	—	—	(311)
Comparable hotel EBITDA	$10,500	$4,356	$704	$23,999	$400	$716	$542	$2,517	$829	$1,170	$7,109

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$204	$2,375	$2,116	$3,741	$56	$7,177	$206	$1,127	$825	$176	$158
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(23)
Net income (loss) attributable to the Company	204	2,375	2,116	3,741	56	7,177	206	1,127	825	176	135
Non-property adjustments	223	(135)	—	—	—	—	—	—	—	—	—
Interest income	—	(2)	—	—	—	(3)	—	—	(11)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,000	6,606	1,168	2,903	205	6,740	115	2,111	835	214	225
Income tax expense (benefit)	—	—	—	—	—	104	—	—	—	—	(36)
Non-hotel EBITDA ownership expense	135	1,667	148	(27)	(2)	160	1	(247)	4	37	(23)
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	23
Hotel EBITDA including amounts attributable to noncontrolling interest	1,562	10,511	3,432	6,617	259	14,178	322	2,991	1,653	427	324
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,562	$10,511	$3,432	$6,617	$259	$14,178	$322	$2,991	$1,653	$427	$324

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 -5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$70	$741	$272	$455	$844	$487	$7,490	$(34)	$(83)	$(504)	$31,581
(Income) loss from consolidated entities attributable to noncontrolling interest	(9)	—	—	—	—	—	—	—	—	—	(32)
Net income (loss) attributable to the Company	61	741	272	455	844	487	7,490	(34)	(83)	(504)	31,549
Non-property adjustments	—	—	—	—	—	—	(7,506)	32	82	(4)	5,650
Interest income	—	—	—	—	(1)	—	—	—	—	—	(23)
Interest expense	—	—	—	—	—	—	—	—	—	—	484
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	124
Depreciation and amortization	169	834	109	347	987	192	—	—	—	767	61,294
Income tax expense (benefit)	(43)	—	—	—	—	—	—	—	—	—	25
Non-hotel EBITDA ownership expense	3	17	6	7	7	3	—	1	(11)	139	4,345
Income (loss) from consolidated entities attributable to noncontrolling interests	9	—	—	—	—	—	—	—	—	—	32
Hotel EBITDA including amounts attributable to noncontrolling interest	199	1,592	387	809	1,837	682	(16)	(1)	(12)	398	103,480
Non-comparable adjustments	—	—	—	—	—	—	16	1	12	—	(2,458)
Comparable hotel EBITDA	$199	$1,592	$387	$809	$1,837	$682	$—	$—	$—	$398	$101,022
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at September 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.